AMENDED ARTICLES OF ACCEPTANCE

                                                   OF

                                     INDIANA MICHIGAN POWER COMPANY
                             As Filed with the Secretary of State of Indiana
                                           on October 30, 1980



                                                ARTICLE I

        1.      The name of this Corporation shall be INDIANA MICHIGAN
POWER COMPANY.

        2. The purpose or purposes of the Corporation are as follows:

                I. To generate and produce electricity and to transmit, sell and distribute the same to the public, either directly or through the sale of electric energy to other utilities, within and without the States of Indiana and Michigan.

                II. To engage in the business of mining coal and other minerals or substances; to purchase, lease and otherwise acquire coal lands, mines and the products thereof; to mine, produce, store, sell and transport coal and other minerals or substances and, to accomplish such purposes, to take, hold and own real estate or interests therein, including leases, permits or licenses granted under the provisions of the Mineral Leasing Act of February 25, 1920, as amended, and to own, operate and maintain such machinery, works, equipment and appliances as the carrying out of the objects above mentioned may require.

                III. To transact any or all lawful business for which corporations may be incorporated under the Indiana General Corporation Act.

        3. The period during which it is to continue as a corporation is unlimited.

        4. The post office address of its principal office is One Summit Square, P. O. Box 60, Ft. Wayne, Indiana 46801. The name and post office address of its resident agent is Elio Bafile, One
Summit Square, P. O. Box 60, Ft. Wayne, Indiana 46801.

        5. The total number of shares into which its authorized capital stock is to be divided is 15,950,000 shares, consisting of shares as follows:

                2,250,000 shares having a par value of $100;

                11,200,000 shares having a par value of $25; and

                2,500,000 shares without par value.

        6. The number of shares of the capital stock of the Corporation is to be divided into two classes, consisting of: (a) two million five hundred thousand (2,500,000) shares, without nominal or par value, of Common Stock and (b) two million two hundred fifty thousand (2,250,000) shares, of the par value of $100 each, and eleven million two hundred thousand (11,200,000) shares, of the par value of $25 each, of Cumulative Preferred Stock, which may be issued in series as hereinafter provided. The voting powers, designations, preferences, relative, participating, optional or other special rights, qualifications, limitations or restrictions of the above classes of stock, and the power of the Board of Directors to cause the Cumulative Preferred Stock to be issued in series, and the designation, description and terms of the series of Cumulative Preferred Stock heretofore created, are as follows:

                                     A.  Cumulative Preferred Stock

                (1) Subject to and in accordance with the provisions of this paragraph and the following paragraphs (2) through (28) hereof, the Board of Directors is hereby empowered to cause the Cumulative Preferred Stock to be issued in different series. The shares of different series may vary, as may be determined by the Board of Directors prior to the issue thereof (except in the case of the series of Cumulative
        Preferred Stock classified and designated in paragraphs (9) through (28) hereof), as to:

                        (a) The distinctive serial designation and number of shares of such series;

                        (b) The rate of dividends (within such limits as shall be permitted by law) payable on the shares of the particular series;

                        (c) The prices (not less than the amount limited by law) and terms upon which the shares of the particular series may be redeemed;

                        (d) The amount or amounts which shall be paid to the holders of the shares of the particular series in case of voluntary or involuntary dissolution or any distribution of assets;

                        (e)     The terms and amount of sinking fund
                requirements (if any) for the purchase or redemption of the shares of the particular series.

        The shares of all series of the Cumulative Preferred Stock shall in all other respects be equal, except as to the par value thereof and the voting rights with respect thereto as hereinafter provided.

                (2) The holders of each series of the Cumulative Preferred Stock at the time outstanding shall be entitled to receive, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends, cumulative preferential dividends, at the annual dividend rate for the particular series fixed as herein provided, payable quarter-yearly on dates to be fixed by the Board of Directors, to stockholders of record on the respective dates, not exceeding thirty (30) days and not less than ten (10) days preceding such dividend payment dates, to be fixed by the Board of Directors. Where the dividend rate of any series of the Cumulative Preferred Stock with a par value of $100 per share is designated as a specified percentage per annum, the holders of such series shall be entitled to receive annually dividends thereon calculated, per share, at the percentage specified for such series multiplied by $100. No dividends shall be declared on any series of the Cumulative Preferred Stock in respect of any quarter-yearly dividend period unless there shall likewise be declared on all shares of all series of the Cumulative Preferred Stock at the time outstanding, like proportionate dividends, ratably, in proportion to the respective annual dividend rates fixed therefor, in respect of the same quarter-yearly dividend period, to the extent that such shares are entitled to receive dividends for such quarter-yearly dividend period. The dividends on shares of all series of the Cumulative Preferred Stock shall be cumulative. In the case of all shares of each particular series, the dividends on shares of such series shall be cumulative from the date of issue thereof unless the Corporation shall have established regular quarter-yearly dividend periods with respect to such series, in which case such dividends shall be cumulative from the first day of the current quarter-yearly dividend period in which shares of such series shall have been issued. Unless dividends on all outstanding shares of each series of the Cumulative Preferred Stock, at the annual dividend rate and from the dates for accumulation thereof fixed as herein provided, shall have been paid for all past quarter-yearly dividend periods, but without interest on cumulative dividends, no dividends shall be paid or declared and no other distribution shall be made on the Common Stock, and no Common Stock shall be purchased or otherwise acquired for value by the Corporation. The holders of the Cumulative Preferred Stock of any series shall not be entitled to receive any dividends thereon other than the dividends referred to in this paragraph (2).

                (3) The Corporation, by action of its Board of Directors, may redeem the whole or any part of any series of the Cumulative Preferred Stock, at any time or from time to time, by paying in cash the redemption price of the shares of the particular series, fixed therefor as herein provided, together with a sum in the case of each share of each series so to be redeemed, computed at the annual dividend rate for the series of which the particular share is a part, from the date from which dividends on such share became cumulative to the date fixed for such redemption, less the aggregate of the dividends theretofore or on such redemption date paid thereon. Notice of every such redemption shall be given by publication at least once in one daily newspaper printed in the English language and of general circulation in Fort Wayne, Indiana, and in one daily newspaper printed in the English language and of general circulation in the Borough of Manhattan, The City of New York, the first publication in such newspapers to be at least thirty (30) days and not more than sixty (60) days prior to the date fixed for such redemption. At least thirty (30) days' and not more than sixty (60) days' previous notice of every such redemption shall also be mailed to the holders of record of the shares of the Cumulative Preferred Stock so to be redeemed, at their respective addresses as the same shall appear on the books of the Corporation; but no failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of the Cumulative Preferred Stock so to be redeemed. In case of the redemption of a part only of any series of the Cumulative Preferred Stock at the time outstanding, the Corporation shall select by lot the shares so to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which, and the terms and conditions upon which, the shares of the Cumulative Preferred Stock shall be redeemed from time to time. If such notice of redemption shall have been duly given by publication, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the account of the holders of the shares to be redeemed, so as to be and continue to be available therefor, then, notwithstanding that any certificate for such shares so called for redemption shall not have been surrendered for cancellation, from and after the date fixed for redemption, the shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue and all rights with respect to such shares so called for redemption shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive, out of the funds so set aside in trust, the amount payable upon redemption thereof, without interest; provided, however, that the Corporation may, after giving notice by publication of any such redemption as hereinbefore provided or after giving to the bank or trust company hereinafter referred to irrevocable authorization to give such notice by publication, and at any time prior to the redemption date specified in such notice, deposit in trust, for the account of the holders of the shares to be redeemed, so as to be and continue to be available therefor, funds necessary for such redemption with a bank or trust company in good standing, organized under the laws of the United States of America or of the State of New York, doing business in the Borough of Manhattan, The City of New York, and having capital, surplus and undivided profits aggregating at least $50,000,000, or a bank or trust company in good standing organized under the laws of the State of Indiana, doing business in Fort Wayne, Indiana, selected by the Board of Directors of the Corporation and designated in such notice of redemption, and, upon such deposit in trust, all shares with respect to which such deposits shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive at any time from and after the date of such deposit, the amount payable upon the redemption thereof, without interest.
        Nothing herein contained shall limit any right of the Corporation to purchase or otherwise acquire any shares of the Cumulative Preferred Stock; provided, however, that the Corporation shall not redeem, purchase or otherwise acquire any shares of the Cumulative Preferred Stock, if, at the time of such redemption, purchase or other acquisition, dividends payable on the Cumulative Preferred Stock of any Series of any series shall be in default in whole or in part, unless, prior to or concurrently with such redemption, purchase or other acquisition, all such defaults shall be cured or unless such redemption, purchase or other acquisition shall have been ordered, approved or permitted by the Securities and Exchange Commission, or by a successor commission or other regulatory authority of the United States of America having jurisdiction in the premises, under the provisions of the Public Utility Holding Company Act of 1935 as at the time in effect or any legislation enacted in substitution therefor.

                (4) Before any amount shall be paid to, or any assets distributed among, the holders of the Common Stock upon any liquidation, dissolution or winding up of the Corporation, and after paying or providing for the payment of all creditors of the Corporation, the holders of each series of the Cumulative Preferred Stock at the time outstanding shall be entitled to be paid in cash the amount for the particular series fixed therefor as herein provided, together with a sum in the case of each share of each series, computed at the annual dividend rate for the series of which the particular share is a part, from the date from which dividends on such share became cumulative to the date fixed for the payment of such distributive amount, less the aggregate of the dividends theretofore or on such date paid thereon; but no payments on account of such distributive amounts shall be made to the holders of any series of the Cumulative Preferred Stock unless there shall likewise be paid at the same time to the holders of each other series of the Cumulative Preferred Stock at the time outstanding like proportionate distributive amounts, ratably, in proportion to the full distributive amounts to which they are respectively entitled as herein provided. The holders of the Cumulative Preferred Stock of any series shall not be entitled to receive any amounts with respect thereto upon any liquidation, dissolution or winding up of the Corporation other than the amounts referred to in this para-graph. Neither the consolidation or merger of the Corporation with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, shall be deemed to be liquidation, dissolution or winding up of the Corporation.

                (5) Whenever the full dividends on all series of the Cumulative Preferred Stock at the time outstanding for all past quarter-yearly dividend periods shall have been paid or declared and set apart for payment, then, subject to the provisions of subparagraph (7)(B)(d) hereof, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on the Common Stock, but only out of funds legally available for the payment of dividends; provided, however, that so long as any shares of the Cumulative Preferred Stock of any series are outstanding, the Corporation shall not declare or pay any dividends on the Common Stock of the Corporation except as follows:

                        (a) If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than 20% of total capitalization, the Corporation shall not declare such dividend in an amount which, together with all other dividends on Common Stock paid within the year ending with and including the date on which such dividend is payable, exceeds 50% of the net income of the Corporation available for dividends on the Common Stock (less any Depreciation Deficiency) for the twelve full calendar months immediately preceding the month in which such dividend is declared, except in an amount not exceeding the aggregate of dividends on Common Stock which could have been, but have not been, declared under this clause (a); and

                        (b) If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than 25% but not less than 20% of total capitalization, the Corporation shall not declare such dividend in an amount which, together with all other dividends on Common Stock paid within the year ending with and including the date on which such dividend is payable, exceeds 75% of the net income of the Corporation available for dividends on the Common Stock (less any Depreciation Deficiency) for the twelve full calendar months immediately preceding the month in which such dividend is declared, except in an amount not exceeding the aggregate of dividends on Common Stock which could have been, but have not been, declared under clause (a) above and this clause (b); and

                        (c) At any time when the Common Stock Equity is 25% or more of total capitalization, the Corporation may not declare dividends on shares of the Common Stock which would reduce the Common Stock Equity below 25% of total capitalization, except to the extent provided in clause
                (a) and clause (b) above.

                For the purposes of this paragraph (5) only:

                                (i) The term "Common Stock Equity" shall mean the sum of the par value of, or stated value or capital represented by, the shares of Common
                        Stock of the Corporation outstanding, and the surplus, earned, capital, and paid-in, of the Corporation (including any premiums on Common Stock but excluding any premiums on the Cumulative Preferred Stock) whether or not available for the payment of dividends on the Common Stock; provided, however, that there shall be deducted from such sum
                        (I) the amount of any Depreciation Deficiency for the period from December 31, 1952 to the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared and
                        (II) the amount, if any, by which the aggregate of all amounts payable upon the involuntary dissolution, liquidation or winding up of the Corporation to the holders of the Cumulative Preferred Stock and of any other class of stock ranking prior to or on a parity with the Cumulative Preferred Stock as to dividends or distributions exceeds the aggregate of the capital of the Corporation applicable to such Cumulative Preferred Stock and class of stock ranking prior to or on a parity with the Cumulative Preferred Stock as to dividends or distributions;

                                (ii) The term "total capitalization" shall mean the sum of the par value of, or stated value or capital represented by, the capital stock of all classes of the Corporation outstanding, the surplus, earned, capital and paid-in, of the Corporation (including any premiums on any such capital stock), whether or not available for the payment of dividends on the Common Stock, and the principal amount of all debt of the Corporation outstanding, maturing more than twelve months after the date of the determination of the total capitalization, less any amount required to be deducted in the determination of Common Stock
                        Equity as in clause (i) above provided;

                                (iii) The term "dividends on Common Stock"
                        shall embrace dividends on Common Stock of the Corporation (other than dividends payable only in shares of such Common Stock), distributions on, and purchases or other acquisitions for value of any Common Stock of the Corporation; and

                                (iv)     The term "Depreciation Deficiency"
                        shall mean, as to any specified period, the amount by which the aggregate of (I) all amounts credited to the depreciation reserve account of the Corporation through charges to operating revenue deductions or otherwise as provided in the Uniform System of Accounts prescribed for Public Utilities and Licensees by the Federal Energy Regulatory
                        Commission and of (II) all charges for maintenance, shall have been less than 15% of all operating revenues of the Corporation (excluding therefrom non-operating income and revenues derived directly from properties leased to the Corporation), less all charges to income made by the Corporation for purchased power and for the net amount of electric energy received by the Corporation through interchange.

                (6) In the event of any liquidation, dissolution or winding up of the Corporation, all assets and funds of the Corporation remaining after paying or providing for the payment of all creditors of the Corporation, and after paying or providing for the payment to the holders of shares of all series of the Cumulative Preferred Stock of the full distributive amounts to which they are respectively entitled as herein provided, shall be divided among and paid to the holders of the Common Stock according to their respective rights and interests.

                (7)(A) So long as any shares of the Cumulative Preferred Stock of any series are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of such shares entitled to cast at least two-thirds of the total number of votes which holders of the Cumulative Preferred Stock then outstanding are entitled to cast:

                        (a) Create, authorize or issue any stock (other than a series of the Cumulative Preferred Stock) ranking prior to or on a parity with the Cumulative Preferred
                Stock as to dividends or distributions, or any obligation or security convertible into shares of any such stock; provided, however, that any such stock, obligation or security (other than stock issued in connection with the conversion of any such obligation or security) shall not be issued except within a period of 180 days after the meeting at which consent to the issuance thereof shall be given; or

                        (b) Amend, alter, change or repeal any of the express terms of the Cumulative Preferred Stock or of any series of the Cumulative Preferred Stock then outstanding in a manner substantially prejudicial to the holders thereof; provided, however, that if any such amendment, alteration, change or repeal would be substantially prejudicial to the holders of one or more, but not all, of the series of the Cumulative Preferred Stock at the time outstanding, only such consent of the holders of two-thirds of the total number of shares of all series prejudicially affected shall be required.

                   (B) So long as any shares of the Cumulative Preferred Stock of any series are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of such shares entitled to cast a majority of the total number of votes which holders of the Cumulative Preferred Stock then outstanding are entitled to cast:

                        (a) Increase the total authorized amount of the Cumulative Preferred Stock; or

                        (b) Merge or consolidate with or into any other corporation or corporations, unless such merger or con-solidation, or the issuance and assumption of all securities to be issued or assumed in connection with any such merger or consolidation, shall have been ordered, approved, or permitted by the Securities and Exchange Commission, or by any successor commission or regulatory authority of the United States of America having juris-diction in the premises, under the provisions of the Public Utility Holding Company Act of 1935 as at the time in effect or any legislation enacted in substitution therefor, provided that the provisions of this clause (b) shall not apply to a purchase or other acquisition by the Corporation of franchises or assets of another corporation in any manner which does not involve a merger or consolidation; or

                        (c) Issue or assume any unsecured debt securities for purposes other than

                                (i) the reacquisition, redemption or other retirement of any evidences of indebtedness theretofore issued or assumed by the Corporation, or

                                (ii) the reacquisition, redemption or other retirement of all outstanding shares of the Cumulative Preferred Stock,

        if, immediately after such issue or assumption, the total principal amount of all unsecured debt securities (other than the principal amount of all long-term unsecured debt securities not in excess of 10% of the Capitalization of the Corporation) issued or assumed by the Corporation and then outstanding would exceed 10% of the Capitalization of the Corporation.

                        For the purposes of this subparagraph (c) only:

                                (I) "unsecured debt securities" shall be deemed to mean any unsecured notes, debentures, or other securities representing unsecured indebtedness, but shall not include contractual commitments and agreements for the purchase of property, materials, power, energy or equipment to be used, consumed or resold in the ordinary course of the Corporation's business;

                                (II) "long-term unsecured debt securities" shall be deemed to mean all unsecured debt securities outstanding, as of any specified time of computation, other than (x) unsecured debt securities maturing by their terms on a date less than ten years subsequent to such time of computation, and (y) the principal amount required under any sinking fund or other debt retirement provision, to be reacquired, redeemed or otherwise retired by the Corporation on a date less than ten years subsequent to such time of computation; provided, however, that the principal amount of any class of unsecured debt securities, which at the time of issuance or assumption by the Corporation matured by its terms on a date ten or more years subsequent to such issuance or assumption, and which at the time of such computation (aa) is not required to be reacquired, redeemed or otherwise retired, through sinking fund or other debt retirement provision, prior to the maturity of such class or (bb) represents the final maturity of a series of maturities within such class, shall continue to be deemed to be long-term unsecured debt securities until such final requirement or maturity shall occur on a date less than five years subsequent to such time of computation; and

                                (III) the "Capitalization of the Corporation"
                        shall be deemed to mean, as of any specified time of computation, an amount equal to the sum of the total principal amount of all bonds or other debt securities representing secured indebtedness issued or assumed by the Corporation and then to be outstanding, and the aggregate of the par value of, or stated capital represented by, the outstanding shares of all classes of stock and of the surplus of the Corporation, paid in, earned and other, if any; or

                        (d) Issue, sell or otherwise dispose of any shares of the Cumulative Preferred Stock unless (i) the net income of the Corporation, determined in accordance with generally accepted accounting practices to be available for the payment of dividends for a period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the issuance, sale or disposition of such stock (but less any Depreciation Deficiency for said period), shall have been at least equal to twice the annual dividend requirements on all outstanding shares of the Cumulative Preferred Stock, including the shares proposed to be issued; (ii) the gross income of the Corporation for said period, determined in accordance with generally accepted accounting practices (but in any event after deducting the amount for said period charged by the Corporation on its books to depreciation expense and in addition thereto any Depreciation Deficiency for said period) to be available for the payment of interest, shall have been at least one and one-half times the sum of (I) the annual interest charges on all interest bearing indebtedness of the Corporation and (II) the annual dividend requirements on all outstanding shares of the Cumulative Preferred
                Stock and of all other classes of stock ranking prior to or on a parity with the Cumulative Preferred Stock as to dividends or distributions, including the shares proposed to be issued; and (iii) the aggregate of the capital of the Corporation applicable to the Common Stock and of the surplus of the Corporation immediately after such issuance, sale or other disposition, less any Depreciation Deficiency for the period from December 31, 1952 to such date, shall be not less than the amount payable upon the involuntary dissolution, liquidation or winding up of the Corporation to the holders of the Cumulative Preferred Stock, excluding from the foregoing computation all stock which is to be retired in connection with such additional issue; provided, that the Corporation shall not thereafter pay any dividends on the Common Stock unless immediately thereafter the aggregate of the capital of the Corporation applicable to the Common Stock and of the surplus of the Corporation, less than Depreciation Deficiency for the period from December
                31, 1952 to such date, shall be not less than the amount payable upon the involuntary dissolution, liquidation or winding up of the Corporation to the holders of the Cumulative Preferred Stock.

                        For the purposes of this subparagraph (d) only, the
                term "Depreciation Deficiency" shall mean, as to any specified period, the amount by which the aggregate of
                (i) all amounts credited to the depreciation reserve account of the Corporation through charges to operating revenue deductions or otherwise as provided in the Uniform System of Accounts prescribed for Public
                Utilities and Licensees by the Federal Energy Regulatory Commission and of (ii) all charges for maintenance, shall have been less than 15% of all operating revenues of the Corporation (excluding therefrom non-operating income and revenues derived directly from properties leased to the Corporation), less all charges to income made by the Corporation for purchased power and for the net amount of electric energy received by the Corporation through interchange.

                (8)(A) Every holder of the Common Stock shall have one vote for each share of Common Stock held by him, for the election of Directors and upon all other matters, except as otherwise provided in this paragraph (8) hereof. No holder of the Cumulative Preferred Stock shall be entitled to vote at any meeting of stockholders or at any election of the Corporation or otherwise to participate in any action taken by the Corporation or the stockholders thereof, except for those purposes, if any, for which said right to vote or otherwise to participate cannot be denied or waived under the laws of the State of Indiana and except as otherwise provided in paragraphs (7), (8) and (10)(c) hereof. Whenever the holders of the Cumulative Preferred Stock shall be entitled to vote as a class for the election of Directors or on any other matter, the holders of shares of Cumulative Preferred Stock with a par value of $100 per share shall be entitled to cast one vote for each such share and the holders of shares of Cumulative Preferred Stock with a par value of $25 per share shall be entitled to cast one-quarter of one vote for each such share.

                   (B) If and when dividends payable on the Cumulative Preferred Stock shall be in default in any amount equivalent to four full quarter-yearly dividends on all shares of all series of the Cumulative Preferred Stock at the time outstanding, and until all dividends in default on the Cumulative Preferred Stock shall have been paid, the holders of all shares of the Cumulative Preferred Stock, voting separately as one class, shall be entitled to elect the smallest number of Directors necessary to constitute a majority of the full Board of Directors, and the holders of the Common Stock, voting separately as a class, shall be entitled to elect the remaining Directors of the Corporation. The terms of office of all persons who may be Directors of the Corporation at the time shall terminate upon the election of a majority of the Board of Directors by the holders of the Cumulative Preferred Stock, except that if the holders of the Common Stock shall not have elected the remaining Directors of the Corporation, then, and only in that event, the Directors of the Corporation in office just prior to the election of a majority of the Board of Directors by the holders of the Cumulative Preferred Stock shall elect the remaining Directors of the Corporation.

                   (C) If and when all dividends then in default on the Cumulative Preferred Stock at the time outstanding shall be paid (and such dividends shall be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the Cumulative Preferred Stock shall thereupon be divested of any special right with respect to the election of Directors provided in subparagraph (B) hereof, and the voting power of the Common Stock shall revert to the status existing before the occurrence of such default; but always subject to the same provisions for vesting such special rights in the Cumulative Preferred Stock in case of further like default or defaults in dividends thereon. Upon the termination of any such special right the terms of office of all persons who may have been elected Directors of the Corporation by vote of the holders of the Cumulative Preferred Stock, as a class, pursuant to such special right shall forthwith terminate.

                   (D) In case of any vacancy in the Board of Directors occurring among the Directors elected by the holders of the Cumulative Preferred Stock, as a class, pursuant to subpara-graph (B) hereof, such vacancy shall be filled by the vote of a majority of the remaining Directors (or by the remaining Director if there be but one) elected by the holders of the Cumulative Preferred Stock. In case of a vacancy in the Board of Directors occurring among the Directors elected otherwise than by the holders of the Cumulative Preferred Stock, such vacancy shall be filled by the vote of a majority of the remaining Directors (or by the remaining Director if there be but one) elected otherwise than by the holders of the Cumulative Preferred Stock.

                   (E) Whenever the holders of the Cumulative Preferred Stock, as a class, become entitled to elect Directors of the Corporation pursuant to subparagraph (B) hereof, it shall be the duty of the president, a vice-president or the secretary of the Corporation forthwith to call, and to cause notice to be given to the stockholders entitled to vote at, a meeting to be held at such time as the Corporation's officers may fix, not less than thirty nor more than sixty days after the accrual of such right, for the purpose of electing Directors. The notice so given shall be mailed to each holder of record of the Cumulative Preferred Stock at such address as appears upon the records of the Corporation and shall set forth, among other things, (i) that by reason of the fact that dividends payable on the Cumulative Preferred Stock are in default in an amount equivalent to four full quarter-yearly dividends, the holders of the Cumulative Preferred Stock, voting separately as a class, have the right to elect the smallest number of Directors necessary to constitute a majority of the full Board of Directors of the Corporation, (ii) that any holder of the Cumulative Preferred Stock has the right, at any reasonable time, to inspect, and make copies of, the list or lists of holders of the Cumulative Preferred Stock maintained at the principal office of the Corporation or at the office of any Transfer Agent of the Cumulative Preferred Stock, and (iii) either the entirety of this paragraph or the substance thereof with respect to the number of shares of the Cumulative
        Preferred Stock required to be represented at any meeting, or adjournment thereof, called for the election of Directors of the Corporation. At the first meeting of stockholders held for the purpose of electing Directors during such time as the holders of the Cumulative Preferred Stock shall have the special right, voting separately as a class, to elect
        Directors, the presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock shall be required to constitute a quorum of such class for the election of Directors, and the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes which holders of the outstanding Cumulative Preferred Stock are entitled to cast shall be required to constitute a quorum of such class for the election of Directors; provided, however, that in the absence of a quorum of the holders of the Cumulative Preferred Stock, no election of Directors shall be held, but a majority of the holders of the Cumulative
        Preferred Stock who are present in person or by proxy shall have power to adjourn the election of the Directors to a date not less than fifteen nor more than fifty days from the giving of the notice of such adjourned meeting hereinafter provided for; and provided, further, that at such adjourned meeting, the presence in person or by proxy of the holders of shares entitled to cost 35% of the total number of votes which holders of the outstanding Cumulative Preferred Stock are entitled to cast shall be required to constitute a quorum of such class for the election of Directors. In the event such first meeting of stockholders shall be so adjourned, it shall be the duty of the president, a vice-president or the secretary of the Corporation, within ten days from the date on which such first meeting shall have been adjourned, to cause notice of such adjourned meeting to be given to the stockholders entitled to vote thereat, such adjourned meeting to be held not less than fifteen days nor more than fifty days from the giving of such second notice. Such second notice shall be given in the form and manner hereinabove provided for with respect to the notice required to be given of such first meeting of stockholders, and shall further set forth that a quorum was not present at such first meeting and that the holders of shares entitled to cast 35% of the total number of votes which holders of the outstanding Cumulative Preferred Stock are entitled to cast shall be required to constitute a quorum of such class for the election of Directors at such adjourned meeting. If the requisite quorum of holders of the Cumulative Preferred Stock shall not be present at said adjourned meeting, then the Directors of the Corporation then in office shall remain in office until the next Annual Meeting of the Corporation, or special meeting in lieu thereof, and until their successors shall have been elected and shall qualify. Neither such first meeting nor such adjourned meeting shall be held on a date within sixty days of the date of the next Annual Meeting of the Corporation or special meeting in lieu thereof. At each Annual Meeting of the Corporation, or special meeting in lieu thereof, held during such time as the holders of the Cumulative Preferred Stock, voting separately as a class, shall have the right to elect a majority of the Board of Directors, the foregoing provisions of this subparagraph shall govern such Annual Meeting, or special meeting in lieu thereof, as if said Annual Meeting or special meeting were the first meeting of stockholders held for the purpose of electing Directors after the right of the holders of the Cumulative Preferred Stock, voting separately as a class, to elect a majority of the Board of Directors, should have accrued, with the exception that, until the holders of the Cumulative Preferred Stock shall have elected a majority of the Board of Directors, if at any adjourned
        Annual Meeting, or special meeting in lieu thereof, holders of shares entitled to cast 35% of the total number of votes which holders of the outstanding Cumulative Preferred Stock are entitled to cast are not present in person or by proxy, all the Directors to be elected shall be elected by a vote of the holders of a majority of the shares of Common Stock of the Corporation present or represented at the meeting.

                  (F) Except when some mandatory provision of law shall be controlling and except as otherwise provided in subparagraph (7)(A)(b) hereof, whenever shares of two or more series of the Cumulative Preferred Stock are outstanding, no particular series of the Cumulative Preferred Stock shall be entitled to vote as a separate series on any matter and all shares of the Cumulative Preferred Stock of all series shall be deemed to constitute but one class for any purpose for which a vote of the stockholders of the Corporation by classes may now or hereafter be required.

                (9) The Corporation hereby classifies $12,000,000 par value of the Cumulative Preferred Stock as a series of such Cumulative Preferred Stock which shall be designated as "4-
        1/8% Cumulative Preferred Stock", consisting of 120,000 shares of the par value of $100 per share.

                (10) The preferences, rights, qualifications, limitations and restrictions of the shares of the 4-1/8% Cumulative
        Preferred Stock, in the respects in which the shares of such series may vary from shares of other series of the Cumulative Preferred Stock, shall be as follows:

                        (a) The annual dividend rate for such series shall be 4-1/8% per annum;

                        (b) The redemption price for such series shall be $108.125 per share until October 1, 1949, and on and after October 1, 1949, $106.125 per share;

                        (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any liquidation, dissolution or winding up of the Corporation shall be:

                        $105.125 per share, upon any voluntary liquidation,
                dissolution or winding up of the Corporation, except that if such voluntary liquidation, dissolution or winding up of the Corporation shall have been approved by the vote in favor thereof of the holders of a majority of the total number of shares of the 4-1/8% Cumulative Preferred Stock then outstanding, given at a meeting called for that purpose, the amount so payable on such voluntary liquidation, dissolution, or winding up shall be $100 per share; or

                        $100 per share, in the event of any involuntary
                liquidation, dissolution or winding up of the Corporation; and

                        (d) There shall not be any sinking fund provided for the purchase or redemption of shares of the 4-1/8% Cumulative Preferred Stock.

                (11) The Corporation hereby classifies $6,000,000 par value of the Cumulative Preferred Stock as a series of such Cumulative Preferred Stock, which shall be designated as "4.56% Cumulative Preferred Stock", consisting of 60,000 shares of the par value of $100 each.

                (12) The relative rights, preferences, limitations, and restrictions of the shares of the 4.56% Cumulative Preferred Stock, shall be as follows:

                        (a) The annual dividend rate for such series shall be 4.56% per annum;

                        (b) Such series shall not be subject to redemption prior to October 1, 1956; the redemption price for shares of such series shall be $104 per share on and after October 1, 1956 but prior to October 1, 1958; $103 per share on and after October 1, 1958 but prior to October
                1, 1963; and $102 per share on October 1, 1963 and thereafter;

                        (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be $100 per share;
                and

                        (d) There shall not be any sinking fund provided for the purchase or redemption of shares of the 4.56% Cumulative Preferred Stock.

                (13) The Corporation hereby classifies $4,000,000 par value of the Cumulative Preferred Stock as a series of such Cumulative Preferred Stock, which shall be designated as "4.12% Cumulative Preferred Stock", consisting of 40,000 shares of the par value of $100 each.

                (14) The relative rights, preferences, limitations and restrictions of the shares of the 4.12% Cumulative Preferred Stock, shall be as follows:

                        (a) The annual dividend rate for such series shall be 4.12% per annum;

                        (b) The redemption price for such series shall be $105.728 per share until October 1, 1959; $104.728 per share on and after October 1, 1959 but prior to October
                1, 1964; $103.728 per share on and after October 1, 1964 but prior to October 1, 1969; and $102.728 per share on October 1, 1969 and thereafter;

                        (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share, in the event of any involuntary liquidation, dissolution or winding up of the Corporation;

                        (d) There shall not be any sinking fund provided for the purchase or redemption of shares of the 4.12% Cumulative Preferred Stock.

                (15) The Corporation hereby classifies $30,000,000 par value of the Cumulative Preferred Stock as a series of such Cumulative Preferred Stock, which shall be designated as "7.08% Cumulative Preferred Stock", consisting of 300,000 shares of the par value of $100 each.

                (16) The relative rights, preferences, limitations and restrictions of the shares of the 7.08% Cumulative Preferred Stock, shall be as follows:

                        (a) The annual dividend rate for such series shall be 7.08% per annum;

                        (b) The redemption price for such series shall be $108.22 per share prior to February 1, 1976; $106.45 per share on and after February 1, 1976 but prior to February
                1, 1981; $104.68 per share on and after February 1, 1981 but prior to February 1, 1986; $102.91 per share on and after February 1, 1986 but prior to February 1, 1991; and $101.85 per share on February 1, 1991 and thereafter provided, however, that no share of such series shall be redeemed prior to February 1, 1976 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of such series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 7.07% per annum;

                        (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share in the event of any involuntary liquidation, dissolution or winding up of the Corporation; and

                        (d) There shall not be any sinking fund provided for the purchase or redemption of shares of such series.

                (17) The Corporation hereby classifies $35,000,000 par value of the Cumulative Preferred Stock as a series of such Cumulative Preferred Stock, which shall be designated as "7.76% Cumulative Preferred Stock", consisting of 350,000 shares of par value of $100 each.

                (18) The relative rights, preferences, limitations and restrictions of the shares of the 7.76% Cumulative Preferred Stock, shall be as follows:

                        (a) The annual dividend rate for such series shall be 7.76% per annum;

                        (b) The redemption price for such series shall be $109.26 per share prior to November 1, 1976; $107.32 per share on and after November 1, 1976 but prior to November
                1, 1981; $105.38 per share on and after November 1, 1981 but prior to November 1, 1986; $103.44 per share on and after November 1, 1986 but prior to November 1, 1991; and $102.28 per share on November 1, 1991 and thereafter; provided, however, that no share of such series shall be redeemed prior to November 1, 1976 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of such series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 7.74% per annum;

                        (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share in the event of any involuntary liquidation, dissolution or winding up of the Corporation;

                        (d) There shall not be any sinking fund provided for the purchase or redemption of shares of such series.

                (19) The Corporation hereby classifies $30,000,000 par value of the Cumulative Preferred Stock as a series of such Cumulative Preferred Stock, which shall be designated as "8.68% Cumulative Preferred Stock", consisting of 300,000 shares of the par value of $100 each.

                (20) The relative rights, preferences, limitations and restrictions of the shares of the 8.68% Cumulative Preferred Stock, shall be as follows:

                        (a) The annual dividend rate for such series shall be 8.68% per annum;

                        (b) The redemption price for such series shall be $109.61 per share prior to December 1, 1978; $107.44 per share on and after December 1, 1978 but prior to December
                1, 1983; $105.27 per share on and after December 1, 1983 but prior to December 1, 1988; $103.10 per share on and after December 1, 1988 but prior to December 1, 1993; and $101.80 per share on December 1, 1993 and thereafter; provided, however, that no share of such series shall be redeemed prior to December 1, 1978 if such redemption is for the purpose or in anticipation of refunding such share directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of such series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 8.68% per annum;

                        (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be the redemption price in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share in the event of any involuntary liquidation, dissolution or winding up of the Corporation;

                        (d) There shall not be any sinking fund provided for the purchase or redemption of shares of such series.

                (21) The Corporation hereby classifies $30,000,000 par value of the Cumulative Preferred Stock as a series of such Cumulative Preferred Stock, which shall be designated as "12% Cumulative Preferred Stock", consisting of 300,000 shares of the par value of $100 each.

                (22) The relative rights preferences, limitations and restrictions of the shares of the 12% Cumulative Preferred
        Stock shall be as follows:

                        (a) The annual dividend rate for such series shall be 12% per annum;

                        (b) The redemption price for such series shall be $112.00 per share prior to September 1, 1985; $106.00 per share on and after September 1, 1985 but prior to September 1, 1990; $103.00 per share on and after September 1, 1990 but prior to September 1, 1995; and
                $101.20 per share on September 1, 1995 and thereafter; provided, however, that no share of such series shall be redeemed prior to September 1, 1980 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of such series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 12.75% per annum;

                        (c) the preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be the redemption price provided in subparagraph (b) hereof in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $100 per share in the event of any involuntary liquidation, dissolution or winding up of the Corporation;

                        (d)(1) A sinking fund shall be established for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law on October 1 in each year commencing with the year 1980, redeem as and for a sinking fund requirement, out of funds legally available therefor, a number of shares equal to 5% of the total number of shares classified as 12% Cumulative Preferred Stock in paragraph (21) hereof at a redemption price of $100 per share. The sinking fund requirement shall be cumulative so that if on any such October 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding October 1 on which such redemption may be effected.

                           (2)  The Corporation shall have the non-
                cumulative option, on any sinking fund date as provided in subparagraph (d)(1) hereof, to redeem at a redemption price of $100 per share, an additional number of shares equal to 5% of the total number of shares classified as 12% Cumulative Preferred Stock in paragraph (21) hereof. No redemption made pursuant to this subparagraph (d)(2) shall be deemed to fulfill any sinking fund requirement established pursuant to subparagraph (d)(1).

                           (3) The Corporation shall be entitled, at its election, to credit against the sinking fund requirement due on October 1 of any year pursuant to subparagraph
                (d)(1) shares of such series theretofore purchased or otherwise acquired by the Corporation.

                (23) The Corporation hereby classifies $40,000,000 par value of the Cumulative Preferred Stock as a series of such Cumulative Preferred Stock, which shall be designated as "$2.15 Cumulative Preferred Stock", consisting of 1,600,000 shares of the par value of $25 each.

                (24) The relative rights, preferences, limitations and restrictions of the shares of the $2.15 Cumulative Preferred Stock shall be as follows:

                        (a) The annual dividend rate for such series shall be $2.15 per annum;

                        (b) The redemption price for such series shall be $27.15 per share prior to May 1, 1982; $26.61 per share on and after May 1, 1982 but prior to May 1, 1987; $26.08 per share on and after May 1, 1987 but prior to May 1, 1992; $25.54 per share on and after May 1, 1992 but prior to May 1, 1997; and $25.22 per share on May 1, 1997 and thereafter; provided, however, that no share of such series shall be redeemed prior to May 1, 1982 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of such series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 8.99% per annum;

                        (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be the redemption price provided in subparagraph (b) hereof in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $25 per share in the event of any involuntary liquidation, dissolution or winding up of the Corporation; and

                        (d)     There shall not be any sinking fund
                requirements for the purchase or redemption of the shares of such series.

                (25) The Corporation hereby classifies $40,000,000 par value of the Cumulative Preferred Stock as a series of such Cumulative Preferred Stock, which shall be designated as "$2.25 Cumulative Preferred Stock", consisting of 1,600,000 shares of the par value of $25 each.

                (26) The relative rights, preferences, limitations and restrictions of the shares of the $2.25 Cumulative Preferred Stock shall be as follows:

                        (a) The annual dividend rate for such series shall be $2.25 per annum;

                        (b) The redemption price for such series shall be $27.25 per share prior to March 1, 1983; $26.69 per share on and after March 1, 1983 but prior to March 1, 1988;
                $26.13 per share on and after March 1, 1988 but prior to March 1, 1993; $25.56 per share on and after March 1,
                1993 but prior to March 1, 1998; and $25.23 per share on March 1, 1998 and thereafter; provided, however, that no share of such series shall be redeemed prior to March 1, 1983 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of such series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 9.32% per annum;

                        (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be the redemption price provided in subparagraph (b) hereof in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $25 per share in the event of any involuntary liquidation, dissolution or winding up of the Corporation; and

                        (d)     There shall not be any sinking fund
                requirements for the purchase or redemption of the shares of such series.

                (27) The Corporation hereby classifies $40,000,000 par value of the Cumulative Preferred Stock as a series of such Cumulative Preferred Stock, which shall be designated as "$2.75 Cumulative Preferred Stock", consisting of 1,600,000 shares of the par value of $25 each.

                (28) The relative rights, preferences, limitations and restrictions of the shares of the $2.75 Cumulative Preferred Stock shall be as follows:

                        (a) The annual dividend rate for such series shall be $2.75 per annum;

                        (b) The redemption price for such series shall be $27.75 per share prior to October 1, 1984; $27.07 per share on and after October 1, 1984 but prior to October
                1, 1989; $26.38 per share on and after October 1, 1989 but prior to October 1, 1994; $25.69 per share on and after October 1, 1994 but prior to October 1, 1999;
                $25.28 per share on October 1, 1999 and thereafter;
                provided, however, that no share of such series shall be redeemed prior to October 1, 1984 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of such series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 11.31% per annum;

                        (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be the redemption price provided in subparagraph (b) hereof in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $25 per share in the event of any involuntary liquidation, dissolution or winding up of the Corporation; and

                        (d)(1) A sinking fund shall be established for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law on October 1 in each year commencing with the year 1984, redeem as and for a sinking fund requirement, out of funds legally available therefor, a number of shares equal to 5% of the total number of shares classified as $2.75 Cumulative Preferred Stock in paragraph (27) hereof at a redemption price of $25 per share. The sinking fund requirement shall be cumulative so that if on any such October 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding October 1 on which such redemption may be effected.

                           (2)  The Corporation shall have the non-
                cumulative option, on any sinking fund date as provided in subparagraph (d)(1) hereof, to redeem at a redemption price of $25 per share, an additional number of shares equal to 5% of the total number of shares classified as $2.75 Cumulative Preferred Stock in paragraph (27) hereof. No redemption made pursuant to this sub-paragraph (d)(2) shall be deemed to fulfill any sinking fund requirement established pursuant to subparagraph
                (d)(1).

                        (3) The Corporation shall be entitled, at its election, to credit against the sinking fund requirement due on October 1 of any year pursuant to subparagraph
                (d)(1) shares of such series theretofore purchased or otherwise acquired by the Corporation.

                        The Corporation hereby classifies $40,000,000 par
                value of the Cumulative Preferred Stock as a series of such Cumulative Preferred Stock as a series of such Cumulative Preferred Stock, which shall be designated as "$3.63 Cumulative Preferred Stock", consisting of 1,600,000 shares of the par value of $25 each.

                        The relative rights, preferences, limitations and
                restrictions of the shares of the $3.63 Cumu-lative Preferred Stock shall be as follows:

                        (a) The annual dividend rate for such series shall be $3.63 per annum;

                        (b) The redemption price for such series shall be $28.63 per share prior to November 1, 1986; $27.72 per share on and after November 1, 1986 but prior to November
                1, 1991; $26.82 per share on and after November 1, 1991 but prior to November 1, 1996; and $25.91 per share on and after November 1, 1996 but prior to November 1, 2001;
                and $25.36 per share on November 1, 2001 and thereafter; provided, however, that no share of such series shall be redeemed prior to November 1, 1986 if such redemption is for the purpose or in anticipation of refunding such share, directly or indirectly, through the incurring of debt, or through the issuance of capital stock ranking equally with or prior to the shares of such series as to dividends or assets, if such debt has an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice), or such capital stock has an effective dividend cost to the Corporation (so computed), of less than 15% per annum;

                        (c) The preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be the redemption price provided in paragraph (b) hereof in effect at the date of any voluntary liquidation, dissolution or winding up of the Corporation; or $25 per share in the event of any involuntary liquidation, dissolution or winding up of the Corporation; and

                        (d)(1) A sinking fund shall be established for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law on January 1 in each year commencing with the year 1987, redeem as and for a sinking fund requirement, out of funds legally available therefor, a number of shares equal to 5% of the total number of shares classified as $3.63 Cumulative Preferred Stock in this resolution at a redemption price of $25 per share. The sinking fund requirement shall be cumulative so that if on any such January 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding January 1 on which such redemption may be effected.

                           (2)  The Corporation shall have the non-
                cumulative option, on any sinking fund date as provided in subparagraph (d)(1) hereof, to redeem at a redemption price of $25 per share, an additional number of shares equal to 5% of the total number of shares classified as $3.63 Cumulative Preferred Stock in this resolution. No redemption made pursuant to this subparagraph (d)(2) shall be deemed to fulfill any sinking fund requirement established pursuant to subparagraph (d)(1).

                           (3) The Corporation shall be entitled, at its election, to credit against the sinking fund requirement due on January 1 of any year pursuant to subparagraph
                (d)(1) shares of such series theretofore purchased or otherwise acquired by the Corporation.


                                            B.  Common Stock

        Each share of the Common Stock shall be equal in all respects to every other share of the Common Stock.
                                          ____________________

                All stock of the Corporation without par value, whether authorized herein or upon subsequent increase of capital, may be issued from time to time for such consideration as may be fixed from time to time by the Board of Directors and approved by any governmental authorities having jurisdiction in the premises if and to the extent that such approval is required by law.

        7. As to the voting rights and powers of the shares of each class and of each series see paragraphs (7), (8) and (10)(c) under
Article 6 above.

        8. The stated capital of the Corporation at the time of filing these Amended Articles is at least one thousand dollars
($1,000).

        9. The maximum number of Directors of this Corporation shall be fifteen (15). The exact number of Directors which shall constitute the whole Board of Directors of this Corporation shall be such as from time to time shall be specified by the by-laws, but at not less than three (3) nor at more than fifteen (15). Whenever the by-laws do not specify such exact number, then such number shall be eleven (11). A majority in number of the Board of Directors shall be bona fide residents and citizens of the State of Indiana while acting as such Directors.

        10. The names and post-office addresses of the Directors of the Corporation are as follows:

                        Frank N. Bien, 180 East Broad Street,
                        Columbus, Ohio 43215

                        William A. Black, 2101 Spy Run Avenue,
                        Fort Wayne, Indiana 46801

                        Lawrence R. Brunke, 2101 Spy Run Avenue,
                        Fort Wayne, Indiana 46801

                        Richard E. Disbrow, 180 East Broad Street,
                        Columbus, Ohio 43215

                        John E. Dolan, 180 East Broad Street,
                        Columbus, Ohio 43215

                        Gerald E. LeMasters, 2101 Spy Run Avenue,
                        Fort Wayne, Indiana 46801

                        Gerald P. Maloney, 2 Broadway,
                        New York, New York 10004

                        Richard C. Menge, 2101 Spy Run Avenue,
                        Fort Wayne, Indiana 46801

                        C. Wayne Roahrig, 419 N. Walnut Street,
                        Muncie, Indiana 47305

                        Jack F. Stark, 2101 Spy Run Avenue,
                        Fort Wayne, Indiana 46801

                        W. S. White, Jr., 180 East Broad Street,
                        Columbus, Ohio 43215

                The names and addresses of the President and the Secretary of the Corporation are as follows:

                        President:  William A. Black, 2101 Spy Run Avenue,
                                        Fort Wayne, Indiana 46801

                        Secretary:  John R. Burton, 180 East Broad Street,
                                        Columbus, Ohio 43215

        11. All meetings of stockholders may be held within or without the State of Indiana at such place as shall be specified in the call thereof.




                                     INDIANA MICHIGAN POWER COMPANY

                                          ARTICLES OF AMENDMENT

                                                 to the

                               AMENDED ARTICLES OF ACCEPTANCE, AS AMENDED

                                     ______________________________

                Indiana Michigan Power Company (the "Corporation") desiring to give notice of corporate action effectuating an amendment of its Amended Articles of Acceptance, states that:

                                          Article I - Amendment

                1.      The name of the Corporation is INDIANA MICHIGAN
POWER COMPANY.

                2. Upon the effectiveness of these Articles of Amendment, Article 6A of the Corporation's Amended Articles of
Acceptance shall be amended by adding a new paragraph (29), which shall read as follows:

                (29) (a) The designation, description and terms of a new series of 300,000 shares of Cumulative Preferred Stock, $100 par value, are set forth in this paragraph (29). The distinctive serial designation of such series which is here-by created shall be "6-7/8% Cumulative Preferred Stock".

                        (b) The annual dividend rate for such series shall be 6-7/8% per share per annum, which dividend shall be calculated, per share, at such percentage multiplied by $100. Dividends on all shares of said series issued prior to the record date for the initial dividend payable on all shares of such series shall be cumulative from the date of initial issuance of the shares of such series.

                        (c) Such series shall not be subject to redemp-tion prior to February 1, 2003; the regular redemption price for shares of such series shall be $100 per share on or after February 1, 2003, plus an amount equal to accrued and unpaid dividends to the date of redemption.

                        (d) The preferential amounts to which the holders of shares of such series shall be entitled upon any volun-tary or involuntary liquidation, dissolution or winding up of the Corporation shall be $100 per share, plus an amount equal to accrued and unpaid dividends to the date of redemption.

                        (e)(1) A sinking fund shall be established for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law, on April 1, 2003 and on each April 1 thereafter to and including April 1, 2007, redeem as and for a sinking fund requirement, out of funds legally available therefor, a number of shares equal to 5% of the total number of shares initially classified as 6-
        7/8% Cumulative Preferred Stock in this paragraph (29) at a sinking fund redemption price of $100 per share plus accrued and unpaid dividends to the date of redemption. The sinking fund requirement shall be cumulative so that if on any such April 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding April 1 on which such redemption may be effected.

                        (e)(2)  The remaining shares of such series
        outstanding on April 1, 2008 will be redeemed, to the extent permitted by law, by mandatory redemption, out of funds legally available therefor, on such date at a mandatory redemption price of $100 per share plus accrued and unpaid dividends to the date of redemption.

                        (e)(3) The Corporation shall be entitled, at its election, to credit against the sinking fund requirement due on April 1 of any year pursuant to subparagraph (e)(1) shares of such series theretofore purchased or otherwise acquired by the Corporation and not previously credited against any such sinking fund requirement.

                        (f) The shares of such series shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                                Article II - Manner of Adoption and Vote

                1. The foregoing amendment was adopted by vote of the Corporation's Board of Directors, on January 28, 1993.

                2. The amendment was duly adopted by the Board of Directors of the Corporation without shareholder action, and shareholder action was not required.

                3. The manner of adoption of the amendment by the Corporation's Board of Directors constitutes full legal compliance with the provisions of the Indiana Business Corporation Law and the Corporation's Amended Articles of Acceptance and By-Laws.

                In witness whereof, the undersigned officer of Indiana Michigan Power Company has executed these Articles of Amendment, this 28th day of January, 1993.

                                        INDIANA MICHIGAN POWER COMPANY


                                        By  /s/ Jeffrey D. Cross
                                                  (Jeffrey D. Cross)




                                     INDIANA MICHIGAN POWER COMPANY

                                          ARTICLES OF AMENDMENT

                                                 to the

                               AMENDED ARTICLES OF ACCEPTANCE, AS AMENDED

                                     ______________________________

                Indiana Michigan Power Company (the "Corporation") desiring to give notice of corporate action effectuating an amendment of its Amended Articles of Acceptance, states that:

                                          Article I - Amendment

                1.      The name of the Corporation is INDIANA MICHIGAN
POWER COMPANY.

                2. Upon the effectiveness of these Articles of Amendment, Article 6A of the Corporation's Amended Articles of
Acceptance shall be amended by adding a new paragraph (30), which shall read as follows:

                (30) (a) The designation, description and terms of a new series of 400,000 shares of Cumulative Preferred Stock, $100 par value, are set forth in this paragraph (30). The distinctive serial designation of such series which is here-by created shall be "5.90% Cumulative Preferred Stock".

                        (b) The annual dividend rate for such series shall be 5.90% per share per annum, which dividend shall be calculated, per share, at such percentage multiplied by $100. Dividends on all shares of said series issued prior to the record date for the initial dividend payable on all shares of such series shall be cumulative from the date of initial issuance of the shares of such series.

                        (c) Such series shall not be subject to redemp-tion prior to November 1, 2003; the redemption price for shares of such series shall be $100 per share on or after November 1, 2003, plus an amount equal to accrued and unpaid dividends to the date of redemption.

                        (d) The preferential amounts to which the holders of shares of such series shall be entitled upon any volun-tary or involuntary liquidation, dissolution or winding up of the Corporation shall be $100 per share, plus an amount equal to accrued and unpaid dividends.

                        (e)(1) A sinking fund shall be established for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law, on January
        1, 2004 and on each January 1 thereafter to and including
        January 1, 2008, redeem as and for a sinking fund requirement, out of funds legally available therefor, a number of shares equal to 5% of the total number of shares initially classified as 5.90% Cumulative Preferred Stock in this paragraph (30) at a sinking fund redemption price of $100 per share, plus accrued and unpaid dividends to the date of redemption. The remaining shares of such series outstanding on January 1, 2009 will be redeemed as a final sinking fund requirement, to the extent permitted by law, out of funds legally available therefor, on such date at a sinking fund redemption price of $100 per share, plus accrued and unpaid dividends to the date of redemption. The sinking fund requirement shall be cumulative so that if on any such January 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding January 1 on which such redemption may be effected.

                        (e)(2) The Corporation shall be entitled, at its election, to credit against the sinking fund requirement due on January 1 of any year pursuant to subparagraph (e)(1) shares of such series theretofore purchased or otherwise acquired by the Corporation and not previously credited against any such sinking fund requirement.

                        (f) The shares of such series shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                                Article II - Manner of Adoption and Vote

                1. The foregoing amendment was adopted by vote of the Corporation's Board of Directors, on October 14, 1993.

                2. The amendment was duly adopted by the Board of Directors of the Corporation without shareholder action, and shareholder action was not required.

                3. The manner of adoption of the amendment by the Corporation's Board of Directors constitutes full legal compliance with the provisions of the Indiana Business Corporation Law and the Corporation's Amended Articles of Acceptance and By-Laws.

                In witness whereof, the undersigned officer of Indiana Michigan Power Company has executed these Articles of Amendment, this 28th day of October, 1993.

                                        INDIANA MICHIGAN POWER COMPANY


                                        By   /s/ Jeffrey D. Cross
                                                        (Jeffrey D. Cross)
                                                        Assistant Secretary




                                     INDIANA MICHIGAN POWER COMPANY

                                          ARTICLES OF AMENDMENT

                                                 to the

                               AMENDED ARTICLES OF ACCEPTANCE, AS AMENDED

                                     ______________________________

                Indiana Michigan Power Company (the "Corporation") desiring to give notice of corporate action effectuating an amendment of its Amended Articles of Acceptance, states that:

                                                Recitals

        A. The Corporation is authorized to issue 2,250,000 shares of Cumulative Preferred Stock, $100 par value, in different series and 11,200,000 shares of Cumulative Preferred Stock, $25 par value, in different series.

        B. The Corporation's Amended Articles of Acceptance, as amended and in effect immediately prior to the effectiveness of these Articles of Amendment, classify and designate nine such series of Cumulative Preferred Stock, $100 par value, aggregating 2,170,000 shares and four such series of Cumulative Preferred
Stock, $25 par value, aggregating 6,400,000 shares, none of which are currently outstanding and all of which constitute authorized but unissued shares of Cumulative Preferred Stock, $25 par value, undesignated as to series.

        C. The series classified and designated by paragraphs (21) and (22) of Article 6A of the Amended Articles of Acceptance, consisting of 300,000 shares of 12% Cumulative Preferred Stock, has been duly redeemed in whole, and the shares of such series are no longer outstanding and constitute authorized but unissued shares of Cumulative Preferred Stock, $100 par value, undesignated as to series.

        D.      Subject to and in accordance with the provisions of
Article 6A of the Amended Articles of Acceptance, the Board of Directors of the Corporation desires to classify and designate an additional series of Cumulative Preferred Stock, $100 par value, of the Corporation, as set forth herein.

                                          Article I - Amendment

                1.      The name of the Corporation is INDIANA MICHIGAN
POWER COMPANY.

                2. Upon the effectiveness of these Articles of Amendment, Article 6A of the Corporation's Amended Articles of
Acceptance shall be amended by adding a new paragraph (31), which shall read as follows:

                (31)    (a)     The designation, description and terms of a new
        series of 300,000 shares of Cumulative Preferred Stock, $100 par value, are set forth in this paragraph (31). The distinctive serial designation of such series which is hereby created shall be "6-1/4% Cumulative Preferred Stock".

                        (b) The annual dividend rate for such series shall be 6-1/4% per share per annum, which dividend shall be calculated, per share, at such percentage multiplied by $100. Dividends on all shares of said series issued prior to the record date for the initial dividend payable on all shares of such series shall be cumulative from the date of initial issuance of the shares of such series.

                        (c) Such series shall not be subject to redemption prior to December 1, 2003; the redemption price for shares of such series shall be $100 per share on or after December 1, 2003, plus an amount equal to accrued and unpaid dividends to the date of redemption.

                        (d) The preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be $100 per share, plus an amount equal to accrued and unpaid dividends.

                        (e)(1) A sinking fund shall be established for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law, on April 1, 2004 and on each April 1 thereafter to and including April 1, 2008, redeem as and for a sinking fund requirement, out of funds legally available therefor, a number of shares equal to 5% of the total number of shares initially classified as 6-
        1/4% Cumulative Preferred Stock in this paragraph (31) at a sinking fund redemption price of $100 per share, plus accrued and unpaid dividends to the date of redemption. The remaining shares of such series outstanding on April 1, 2009 will be redeemed as a final sinking fund requirement, to the extent permitted by law, out of funds legally available therefor, on such date at a sinking fund redemption price of $100 per share, plus accrued and unpaid dividends to the date of redemption. The sinking fund requirement shall be cumulative so that if on any such April 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding April 1 on which such redemption may be effected.

                        (e)(2) The Corporation shall be entitled, at its election, to credit against the sinking fund requirement due on April 1 of any year pursuant to subparagraph (e)(1) shares of such series theretofore purchased or otherwise acquired by the Corporation and not previously credited against any such sinking fund requirement.

                        (f) The shares of such series shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                                Article II - Manner of Adoption and Vote

                1. The foregoing amendment was adopted by vote of the Corporation's Board of Directors, on November 18, 1993.

                2. The amendment was duly adopted by the Board of Directors of the Corporation without shareholder action, and shareholder action was not required.

                3. The manner of adoption of the amendment by the Corporation's Board of Directors constitutes full legal compliance with the provisions of the Indiana Business Corporation Law and the Corporation's Amended Articles of Acceptance and By-Laws.

                In witness whereof, the undersigned officer of Indiana Michigan Power Company has executed these Articles of Amendment, this 19th day of November, 1993.

                                        INDIANA MICHIGAN POWER COMPANY


                                        By  /s/ Jeffrey D. Cross
                                                        (Jeffrey D. Cross)
                                                        Assistant Secretary




                                     INDIANA MICHIGAN POWER COMPANY

                                          ARTICLES OF AMENDMENT

                                                 to the

                               AMENDED ARTICLES OF ACCEPTANCE, AS AMENDED

                                     ______________________________

                Indiana Michigan Power Company (the "Corporation") desiring to give notice of corporate action effectuating an amendment of its Amended Articles of Acceptance, states that:

                                                Recitals

        A. The Corporation is authorized to issue 2,250,000 shares of Cumulative Preferred Stock, $100 par value, in different series and 11,200,000 shares of Cumulative Preferred Stock, $25 par value, in different series.

        B. The series classified and designated by paragraphs (19) and (20) of Article 6A of the Amended Articles of Acceptance, consisting of 300,000 shares of 8.68% Cumulative Preferred Stock, has been duly redeemed in whole, and the shares of such series are no longer outstanding and constitute authorized but unissued shares of Cumulative Preferred Stock, $100 par value, undesignated as to series.

        C.      Subject to and in accordance with the provisions of
Article 6A of the Amended Articles of Acceptance, the Board of Directors of the Corporation desires to classify and designate an additional series of Cumulative Preferred Stock, $100 par value, of the Corporation, as set forth herein.

                                          Article I - Amendment

                1.      The name of the Corporation is INDIANA MICHIGAN
POWER COMPANY.

                2. Upon the effectiveness of these Articles of Amendment, Article 6A of the Corporation's Amended Articles of
Acceptance, as amended, shall be amended by adding a new paragraph
(32), which shall read as follows:

                (32)    (a)     The designation, description and terms of a new
        series of 350,000 shares of Cumulative Preferred Stock, $100 par value, are set forth in this paragraph (32). The distinctive serial designation of such series which is hereby created shall be "6.30% Cumulative Preferred Stock".

                        (b) The annual dividend rate for such series shall be 6.30% per share per annum, which dividend shall be calculated, per share, at such percentage multiplied by $100. Dividends on all shares of said series issued prior to the record date for the initial dividend payable on all shares of such series shall be cumulative from the date of initial issuance of the shares of such series.

                        (c) Such series shall not be subject to redemption prior to March 1, 2004; the redemption price for shares of such series shall be $100 per share on or after March 1, 2004, plus an amount equal to accrued and unpaid dividends to the date of redemption.

                        (d) The preferential amounts to which the holders of shares of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be $100 per share, plus an amount equal to accrued and unpaid dividends.

                        (e)(1) A sinking fund shall be established for the retirement of the shares of such series. So long as there shall remain outstanding any shares of such series, the Corporation shall, to the extent permitted by law, on July 1, 2004 and on each July 1 thereafter to and including July 1, 2008, redeem as and for a sinking fund requirement, out of funds legally available therefor, a number of shares equal to 5% of the total number of shares initially classified as 6.30% Cumulative Preferred Stock in this paragraph (32) at a sinking fund redemption price of $100 per share, plus accrued and unpaid dividends to the date of redemption. The remaining shares of such series outstanding on July 1, 2009 will be redeemed as a final sinking fund requirement, to the extent permitted by law, out of funds legally available therefor, on such date at a sinking fund redemption price of $100 per share, plus accrued and unpaid dividends to the date of redemption. The sinking fund requirement shall be cumulative so that if on any such July 1 the sinking fund requirement shall not have been met, then such sinking fund requirement, to the extent not met, shall become an additional sinking fund requirement for the next succeeding July 1 on which such redemption may be effected.

                        (e)(2) The Corporation shall be entitled, at its election, to credit against the sinking fund requirement due on July 1 of any year pursuant to subparagraph (e)(1) shares of such series theretofore purchased or otherwise acquired by the Corporation and not previously credited against any such sinking fund requirement.

                        (f) The shares of such series shall not have any rights to convert the same into and/or purchase stock of any other series or class or any other securities, or any special rights other than those specified herein.

                                Article II - Manner of Adoption and Vote

                1. The foregoing amendment was adopted by vote of the Corporation's Board of Directors, on January 13, 1994.

                2. The amendment was duly adopted by the Board of Directors of the Corporation without shareholder action, and shareholder action was not required.

                3. The manner of adoption of the amendment by the Corporation's Board of Directors constitutes full legal compliance with the provisions of the Indiana Business Corporation Law and the Corporation's Amended Articles of Acceptance and By-Laws.

                In witness whereof, the undersigned officer of Indiana Michigan Power Company has executed these Articles of Amendment, this 18th day of January, 1994.

                                        INDIANA MICHIGAN POWER COMPANY


                                        By  /s/ John B. Shinnock
                                                        (John B. Shinnock)
                                                        Assistant Secretary